Exhibit 23

            Consent of Independent Registered Public Accounting Firm


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-76078) of Albany International Corp. of our report dated June 29, 2010 relating to the financial statements of Albany International Corp. Prosperity Plus Savings Plan, which appears in this Form 11-K.

                                               /s/ PricewaterhouseCoopers LLP
                                               ------------------------------
                                               Albany, New York
                                               June 29, 2010